UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 2005

Liberty Media International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-50671 (Commission File Number)	20-0893138 (IRS Employer Identification #)

12300 Liberty Boulevard, Englewood, CO 80112
(Address of Principal Executive Office)

(720) 875-5800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURE
EXHIBIT INDEX
Unaudited Condensed Pro Forma Combined Financial Statements

Item 8.01. Other Events

     See the Unaudited Condensed Pro Forma Combined Financial Statements attached hereto as Exhibit 99.2.

      Liberty Media International Inc. (“LMI”) and UnitedGlobalCom, Inc. ("UGC") have previously announced a business combination transaction pursuant to which the two companies would become wholly owned subsidiaries of a new holding company named Liberty Global, Inc. LMI filed a preliminary joint proxy statement/prospectus under cover of a Schedule 14A (the “Preliminary Schedule 14A”), and a related Schedule 13E-3 with the other filing persons named thereon, with the Securities and Exchange Commission (the "SEC") on February 14, 2005. The information included in the Preliminary Schedule 14A is subject to change or amendment by the definitive joint proxy statement/prospectus. Stockholders of LMI are urged to read the definitive joint proxy statement/prospectus, when it becomes available, because it will contain important information about the proposed business combination and related matters. Stockholders can obtain a free copy of (i) the Preliminary Schedule 14A, (ii) when it becomes available, the definitive joint proxy statement/prospectus and (iii) any other filing containing information about LMI and UGC, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the definitive joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the definitive joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Liberty Media International, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (877) 783-7676, or to UnitedGlobalCom, Inc., 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237, Attn: Investor Relations, Telephone: (303) 770-4001.

      The respective directors and executive officers of LMI and UGC and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed business combination transaction. Information regarding those persons, including their direct or indirect interests in the business combination transaction, by securities holdings or otherwise, is contained in the Preliminary Schedule 14A. Such information, to the extent it is different from the information regarding those persons contained in the definitive joint proxy statement/prospectus, shall be deemed superseded by such information contained in the definitive proxy statement/prospectus.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY MEDIA INTERNATIONAL, INC.
By:	/s/ LEONARD P. STEGMAN
Leonard P. Stegman
Vice President

Date: March 25, 2005

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EXHIBIT INDEX

Exhibit
Number	Description
99.2	Unaudited Condensed Pro Forma Combined Financial Statements